                                                                      EXHIBIT 4


NUMBER                                                                   SHARES


                               ------------------
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
           __________ SHARES COMMON STOCK AUTHORIZED, $.___ PAR VALUE
                                                    CUSIP ___________
                                                     SEE REVERSE FOR
                               CERTAIN DEFINITIONS

         THIS CERTIFIES that

         is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF,

                             -----------------------

transferable on the books of the corporation Investment Agents, Inc., in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Dated:


----------------------                             ----------------------------
President                                          Secretary



                          ----------------------------
                                 Corporate Seal
                                     Nevada

                                  COUNTERSIGNED
                                                                (Transfer Agent)
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                       By
                                             Authorized Signature

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common    UNIF GIFT MIN ACT ...... Custodian ..........
TEN ENT  - as tenants by the entireties              (Cust)            (Minor)
JT TEN   - as joint tenants with right
           of survivorship and not as       Act ................................
           tenants in common                              (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------------------,

Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Date: _____________________________

X ___________________________________________________________________

  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

  SIGNATURE GUARANTEED:

                             TRANSFER FEE WILL APPLY